UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 15, 2017

MAGNEGAS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35586	26-0250418
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

11885 44th Street North

Clearwater, FL 33762

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (727) 934-3448

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item 1.01	Entry into a Material Definitive Agreement.

Bill of Sale

On November 15, 2017, MagneGas Corporation (the “Company”) entered into a Bill of Sale in conjunction with a lease financing arrangement with an institutional lender (the “Transaction”). Under the terms of the Bill of Sale, the Company sold certain items of personal property and equipment to the institutional lender (“Lender”) in consideration of a payment in the amount of approximately $500,000 to the Company. Possession of the personal property and equipment was not physically transferred to the Lender, but rather was retained by the Company, it being the intention of Lender to lease said property and equipment to the Company pursuant to that certain Equipment Lease Agreement (defined below), dated as of the date of the Bill of Sale, by and between the Company, as Lessee, and the Lender, as Lessor.

The above description of the Bill of Sale does not purport to be complete and is qualified in its entirety by the full text of such “Form of” Bill of Sale, which is incorporated herein and attached hereto as Exhibit 10.1.

Equipment Lease Agreement

In conjunction with the Transaction the Company entered into a net Equipment Lease Agreement (“Lease”), wherein the Company leased certain items of personal property and equipment (“Equipment”) from the Lender as Lessor (“Lessor”) as set forth on Exhibit A thereto. The Lease has a term of twelve (12) months and requires the Company to make monthly payments to the Lessor in the amount of 10,416.67 (interest only, beginning the first day of the month following the effective date of the Lease) and a $500,000.00 balloon payment at end of term. The Company has the right prepay the amounts owed under the Lease at any time without penalty.

The above description of the Equipment Lease Agreement does not purport to be complete and is qualified in its entirety by the full text of such “Form of” Equipment Lease Agreement, which is incorporated herein attached hereto as Exhibit 10.2.

Purchase Put Agreement

In conjunction with the Transaction, the Company entered into a Purchase Put Agreement (“Purchase Put Agreement”). Under the terms of the Purchase Put Agreement, the Company has the right to purchase all of the Equipment subject to the Lease at any time during the term of the Lease (“Purchase Option”). The Purchase Put Agreement also provides the Lessor with the right to require the Company to purchase the Equipment (“Put Option”), subject to certain conditions being met. Upon the exercise of the Purchase Option or Put Option the Company is required to pay an option exercise fee. The Exercise Price (as defined in the Purchase Put Agreement) is an amount equal to fifteen percent (15%) of the original Equipment cost with respect to the Equipment described on the applicable Schedule to the Lease, in each case less the amount of any Security Deposit related to the applicable Schedule then being held by Lessor. Following payment by Lessee of the Exercise Price, Lessor shall convey title to all Equipment described in the applicable Schedule as to which Lessee has paid the Exercise Price.

The above description of the Purchase Put Agreement does not purport to be complete and is qualified in its entirety by the full text of such “Form of” Purchase Put Agreement, which is incorporated herein attached hereto as Exhibit 10.3.

General Security Agreement

In conjunction with the Transaction, the Company executed a General Security Agreement (“General Security Agreement”) to secure payment of the Lease and performance of all of Company’s promises and undertakings in connection therewith. The General Security Agreement grants a first and prior blanket lien and security interests in favor of the Lessor on all of the Company’s personal property except any and all intellectual property, whether now owned or hereafter acquired.

The above description of the General Security Agreement does not purport to be complete and is qualified in its entirety by the full text of such “Form of” General Security Agreement, which is incorporated herein attached hereto as Exhibit 10.4.

Intellectual Property Security Agreement

In conjunction with the Transaction, the Company executed an Intellectual Property Security Agreement (“Intellectual Property Security Agreement”) to further secure payment of the Lease and performance of all of Company’s promises and undertakings in connection therewith. The Intellectual Property Security Agreement grants a first and prior blanket lien and security interests in favor of the Lessor on all of the Company’s intellectual property, whether now owned or hereafter acquired.

The above description of the Intellectual Property Security Agreement does not purport to be complete and is qualified in its entirety by the full text of such “Form of” Intellectual Property Security Agreement, which is incorporated herein attached hereto as Exhibit 10.5.

Subsidiary Pledge Agreement

In conjunction with the Transaction, the Company executed a Subsidiary Pledge Agreement (“Subsidiary Pledge Agreement”) to further secure payment of the Lease and performance of all of the Company’s promises and undertakings in connection therewith, the Lessor has required the Company encumber, collaterally assign and pledge certain stock holdings and other ownership interests to Lessor. The Subsidiary Pledge Agreement covers the ownership interests owned by the Company in each of its wholly owned subsidiaries.

The above description of the Subsidiary Pledge Agreement does not purport to be complete and is qualified in its entirety by the full text of such “Form of” Subsidiary Pledge Agreement, which is incorporated herein attached hereto as Exhibit 10.6.

Landlord Lien Subordination Agreements

In conjunction with the Transaction, the Company entered into three Landlord Lien Subordination Agreements (“Subordination Agreements”). The Subordination Agreements provide notice to the Company’s (or the Company’s subsidiaries’) respective landlords of the existence of the lien/security interests the Lessor has on the Company’s assets and gives the Lessor the right to access those properties and collect the assets subject to the various security agreements upon the occurrence of a non-cured Event of Default (as defined in the Lease).

The above description of the Subordination Agreement does not purport to be complete and is qualified in its entirety by the full text of such “Form of” Subordination Agreement, which is incorporated herein attached hereto as Exhibit 10.7.

Item 8.01	Other Events.

On November 15, 2017, the Company announced the Transaction.

A copy of the press release that discusses this matter is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Form of Bill of Sale
10.2	Form of Equipment Lease Agreement
10.3	Form of Purchase Put Agreement
10.4	Form of General Security Agreement
10.5	Form of Intellectual Property Security Agreement
10.6	Form of Subsidiary Pledge Agreement
10.7	Form of Landlord Lien Subordination Agreement
99.1	Press Release, dated November 15, 2017, issued by MagneGas Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 17, 2017

MAGNEGAS CORPORATION

By:	/s/ Ermanno Santilli
Ermanno Santilli
Its:	Chief Executive Officer